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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) September 24, 2004
                                                        ------------------

                            Impax Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-27354                                         65-0403311
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 (Commission File Number)                      (IRS Employer Identification No.)


          30381 Huntwood Avenue                               Hayward, CA 94544
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (510) 476-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 - OTHER EVENTS

         On September 24, 2004, Impax Laboratories, Inc. (the "Corporation") received a Complaint filed by a shareholder of the Corporation in the Superior Court for Alameda County, California, purporting to state a derivative claim on the Corporation, as a nominal defendant. The Complaint, brought by Catherine Burke, derivatively on behalf of nominal defendant Impax Laboratories, Inc., Case No. RG04176541, asserts claims against Robert L. Burr, Cornel C. Spiegler, David S. Doll, Barry Edwards, Charles Hsiao, Larry Hsu and Michael Markbreiter, each of whom is an officer or director, or both, of the Corporation. The Complaint alleges claims against these individuals under California Corporations Code ss. 25402, and under California's common law relating to the fiduciary duties of corporate officers and directors, arising from the sale of common stock of the Corporation by the named individuals in June 2004. A second, virtually identical Complaint, brought by Crayton D. Leavitt, as trustee of the Leavitt Family Trust, derivatively on behalf of nominal defendant Impax Laboratories, Inc., Case No. RG04176931, received by the Corporation on Tuesday, September 28, 2004, was filed in the same forum by another shareholder of the Corporation against the same individuals. The Complaints seek treble damages, imposition of a constructive trust on the individual defendants, attorneys fees and costs and other relief as the court determines. Because the Corporation is named as a nominal defendant in both cases, the Corporation is considering its responses, and will file a timely response, to these Complaints. The Board has appointed a special committee of disinterested directors to investigate the merits of the allegations in the Complaints and to engage special counsel to assist in such investigation. Each of the named individuals has informed the Corporation that he denies the allegations made in these Complaints, and that he will vigorously defend the claims asserted against him.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Impax Laboratories, Inc.

Date: September  30, 2004
                                           By: /s/ Cornel C. Spiegler
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                                               Cornel C. Spiegler
                                               Chief Financial Officer